SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:	August 14, 2008

(Date of earliest event reported):	August 12, 2008

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2008, Ken Miller was elected a director of the registrant. Mr. Miller is the Chief Executive Officer and President of Ken Miller Capital, LLC, a closely held merchant banking firm which invests in businesses at all stages of development, as well as advises third parties on transactions.  Mr. Miller has previously served as Senior Advisor at Lehman Brothers and as Vice Chairman of Credit Suisse First Boston.

The registrant’s press release announcing the foregoing election is incorporated herein by reference to Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:

Exhibit Reference

Number	Exhibit Description

99.1	Loews Corporation press release, issued August 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: August 14, 2008	By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President
General Counsel
and Secretary